GOODWILL	12 Months Ended
Dec. 31, 2014
GOODWILL
GOODWILL

11. GOODWILL

        Changes in the carrying amount of goodwill by reporting units, which are the same as reportable segments, for the years ended December 31, 2013 and 2014 were as follows:

	Film production	Talent agency	Movie theaters	Total
Gross balance as of January 1, 2013	35	143	48,932	49,110
Exchange differences	—	4	1,426	1430

Net goodwill carrying amount at December 31, 2013	35	147	50,358	50,540

Gross balance as of January 1, 2014	35	147	50,358	50,540
Exchange differences	—	(3)	(1,225)	(1,228)

Net goodwill carrying amount at December 31, 2014	35	144	49,133	49,312

        The Group performs its annual goodwill impairment tests on December 31 of each year and has not recorded any impairment loss of goodwill. In the goodwill impairment test, the Group used the income approach, which it believed to be more reliable than the market approach in determining the fair value of the Group's reporting units. Accordingly, it adopted a discounted cash flow method under the income approach, which considers a number of factors that include expected future cash flows, growth rates and discount rates and requires the Group to make certain assumptions and estimates regarding industry economic factors and future profitability of its reporting units. The assumptions are inherently uncertain and subjective. The cash flow projections were based on five-year financial forecasts developed by management that included revenues projections, capital spending trends, and investments in working capital to support anticipated revenues growth.